UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-2809
                                   811-10095

Name of Fund: Merrill Lynch Small Cap Value Fund, Inc.
              Master Small Cap Value Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Small Cap Value Fund, Inc. and Master Small Cap Value Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 09/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                Merrill Lynch
                                Small Cap Value
                                Fund, Inc.

Semi-Annual Report
September 30, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Small Cap Value Fund, Inc.

Portfolio Information as of September 30, 2003

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
CNF Transportation Inc. ...........................................      2.3%
Tech Data Corporation .............................................      2.3
Protective Life Corporation .......................................      2.1
Knight Trading Group, Inc. ........................................      2.0
Parametric Technology Corporation .................................      2.0
Triumph Group, Inc. ...............................................      1.8
Banknorth Group, Inc. .............................................      1.8
Convergys Corporation .............................................      1.7
Sovereign Bancorp, Inc. ...........................................      1.7
Foot Locker, Inc. .................................................      1.7
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Specialty Retail ..................................................      6.2%
Software ..........................................................      6.1
Diversified Financial Services ....................................      5.8
Commercial Banks ..................................................      5.5
Electronic Equipment & Instruments ................................      4.6
--------------------------------------------------------------------------------
* For Trust compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

A Letter From the President

Dear Shareholder

As we enter the final quarter of 2003, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength, and sub par economic growth of 1.4% in the first quarter of 2003 multiplied to projected growth of more than 4% in the second half of the year.

Equity markets rebounded from one of the most dismal three-year periods in history to make a strong showing so far this year. The Standard & Poor's 500 Index posted year-to-date and 12-month returns of +14.72% and +24.40%, respectively, as of September 30, 2003. Small cap stocks, which tend to perform well during an economic recovery, returned +28.58% year-to-date and +36.50% over the past 12 months as measured by the Russell 2000 Index. Although continued market strength cannot be assured, investors increasingly returned to the markets based on improving corporate earnings reports and economic stimuli.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director/Trustee


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003     3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We believe there were essentially two components needed during this six-month period to perform well: small companies and high-beta stocks. Merrill Lynch Small Cap Value Fund had both, and this contributed to its strong absolute performance.

How did the Fund perform during the period?

For the six-month period ended September 30, 2003, Merrill Lynch Small Cap Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +29.68%, +29.20%, +29.16%, +29.82% and 29.74%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Despite the strong absolute performance, the Fund's returns lagged the +34.63% total return of the unmanaged benchmark Russell 2000 Index and the +30.69% average return of the Lipper Small Cap Value Funds for the same period. (Funds in this Lipper category seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index.)

What were the major economic and market developments that affected the Fund?

Importantly, economic growth accelerated during the period. Several statistics supported this. Retail sales improved, durable goods orders increased, and gross domestic product advanced. The stronger the economic recovery, the better it usually is for small cap stocks. During the six-month period, investors favored small companies that tend to be more economically sensitive.

Historically, small cap stocks have performed well in an economic recovery. As economic conditions improved during the period, small cap stocks performed favorably. The unmanaged Russell 3000 Index returned +20.23% for the six-month period, while the unmanaged Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000, returned +34.63%.

We also saw investors gravitate to speculative areas of the market, including technology, biotechnology and Internet stocks. Earlier this year, we had significant exposure to these areas because the stocks then ranked favorably on our evaluation criteria. Our investments in higher-beta issues benefited Fund performance during the six-month period.

What were the primary reasons for the Fund's performance during the six-month period?

Stock selection in the financial services, consumer discretionary and information technology sectors contributed favorably to performance, while selection in the industrials, materials and energy sectors hindered results. Our financial services holdings performed particularly well during the period. The Fund's financial stocks were up more than 40% over the six months, while the financial stocks in the benchmark Russell 2000 Index were up approximately 28%.

The leading contributor to Fund performance during the period was Knight Trading Group, Inc., a market maker in Nasdaq and over-the-counter securities. Knight's business benefited as investors returned to the stock market. With new management in place, Knight's revenue growth was greater than anticipated and earnings exceeded expectations. Parametric Technology Corporation, a software provider of product development and lifecycle management solutions, also rallied sharply during the period. Management significantly reduced the company's cost structure, and corporate spending for enterprise software solutions stabilized. Vignette Corporation, an application software provider, also contributed favorably to Fund performance as demand for the company's portal and enterprise content management solutions recovered.

Health care stocks appreciated sharply during the six-month period, and the Fund's underweight position in the sector hindered performance somewhat. The Fund's exposure to the health care sector averaged about 8% compared to 13% for the Russell 2000 Index. The Fund's average cash position of about 5% also hindered results in a sharply rising equity environment.


4       MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

What changes were made to the portfolio during the period?

We reduced the Fund's exposure to technology stocks, because we believe that current prices already reflect a significant improvement in end-market demand. When stocks exceed our price objectives, we generally trim them and deploy the cash in areas where we believe there is greater upside opportunity. We adjusted the Fund's technology exposure away from software holdings toward a more balanced mix of hardware stocks, technology distributors and computer services companies. Tech Data Corporation, a full-line distributor of technology products, became the portfolio's largest technology position. On balance, however, the Fund's technology exposure was reduced from the levels held at the beginning of the period.

Proceeds from the sale of technology stocks were primarily invested in consumer discretionary issues. We believe the current low interest rate environment, coupled with President Bush's tax stimulus, should help sustain consumer spending. In keeping with this view, we added to several consumer discretionary positions, including American Eagle Outfitters, Inc., a retailer of teen apparel, and Callaway Golf Company, a designer and manufacturer of high performance golf clubs.

We also made a number of changes to the portfolio's health care holdings. We moved the Fund's positioning away from volatile biotechnology stocks that worked well during the six-month period, and transitioned into other health care names with more visible earnings prospects. We added to our holdings in health care information technology company WebMD Corporation. In addition, we initiated positions in CTI Molecular Imaging, Inc., a provider of diagnostic imaging equipment, and Charles River Laboratories, a provider of research tools and support services for drug discovery and development.

The most important portfolio change has been a move away from higher-beta names toward a more balanced and defensive stance. While the equity market rally was most focused on speculative companies that are yet to show a profit, we believe further market gains will probably include established companies with more predictable earnings. We maintain a favorable view of the market, but anticipate greater breadth and less emphasis on small, high-beta issues. Accordingly, we have moved "up-cap" within our small cap universe to take advantage of this anticipated shift in investor sentiment.

How would you characterize the portfolio's position at the close of the period?

We believe the Fund is well balanced between early stage and more established companies. At the beginning of the year, we held some large sector exposures. We were significantly overweight in technology and the higher-beta stocks. We have since reined in these exposures, and the Fund's current position is more neutral relative to the Russell 2000 Index. We believe further gains in the market are likely to encompass larger companies and those areas that have lagged on a year-to-date basis.

R. Elise Baum
Vice President and Portfolio Manager

October 10, 2003


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003     5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                     Ten-Year/
                                                            6-Month            12-Month           Since Inception
As of September 30, 2003                                  Total Return       Total Return          Total Return
=====================================================================================================================
ML Small Cap Value Fund, Inc. Class A Shares*                +29.68%            +32.54%               +232.40%
---------------------------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class B Shares*                +29.20             +31.53                +231.42
---------------------------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class C Shares*                +29.16             +31.45                +209.78
---------------------------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class I Shares*                +29.82             +32.90                +267.34
---------------------------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class R Shares*                +29.74                 --                + 27.02
---------------------------------------------------------------------------------------------------------------------
Russell 2000 Index**                                         +34.63             +36.50         +121.46/+118.54/+33.47
---------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are for ten years for Class B & Class I Shares, from 10/21/94 for Class A & Class C Shares and from 2/04/03 for Class R Shares.
** An unmanaged broad-based Index comprised of small-capitalization common stocks. Ten-year/since inception total returns are for ten years, from 10/21/94 and from 2/04/03, respectively.


6       MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

Performance Data (concluded)

Average Annual Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/03                              +32.54%          +25.58%
--------------------------------------------------------------------------------
Five Years Ended 9/30/03                            +17.09           +15.83
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/03                                     +14.38           +13.69
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                   % Return         % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/03                              +31.53%          +27.53%
--------------------------------------------------------------------------------
Five Years Ended 9/30/03                            +16.18           +15.96
--------------------------------------------------------------------------------
Ten Years Ended 9/30/03                             +12.73           +12.73
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                   % Return         % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/03                              +31.45%          +30.45%
--------------------------------------------------------------------------------
Five Years Ended 9/30/03                            +16.17           +16.17
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/03                                     +13.48           +13.48
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                               % Return Without    % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 9/30/03                              +32.90%          +25.92%
--------------------------------------------------------------------------------
Five Years Ended 9/30/03                            +17.38           +16.12
--------------------------------------------------------------------------------
Ten Years Ended 9/30/03                             +13.90           +13.28
--------------------------------------------------------------------------------
* Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class I Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

Aggregate Total Return

                                                                % Return Without
                                                                  Sales Charge
================================================================================
Class R Shares
================================================================================
Inception (2/04/03) through 9/30/03                                  +27.02%
--------------------------------------------------------------------------------


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003     7

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities     Merrill Lynch Small Cap Value Fund, Inc.

As of September 30, 2003

=================================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------------
              Investment in Master Small Cap Value Trust, at value
              (identified cost--$2,424,648,286) ..........................................                        $ 2,539,760,441
              Prepaid registration fees ..................................................                              1,037,928
                                                                                                                  ---------------
              Total assets ...............................................................                          2,540,798,369
                                                                                                                  ---------------
=================================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------------
              Payables:
                 Other affiliates ........................................................    $     1,645,135
                 Distributor .............................................................          1,220,669
                 Administrative fees .....................................................             69,537
                                                                                              ---------------
              Total liabilities ..........................................................                              2,935,341
                                                                                                                  ---------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
              Net assets .................................................................                        $ 2,537,863,028
                                                                                                                  ===============
=================================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------------
              Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                       $     2,177,347
              Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                             3,971,489
              Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                             2,096,023
              Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                             3,666,180
              Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   456
              Paid-in capital in excess of par ...........................................                          2,449,731,752
              Accumulated investment loss--net ...........................................    $    (7,837,881)
              Accumulated realized capital losses on investments from the Trust--net .....        (31,054,493)
              Unrealized appreciation on investments from the Trust--net .................        115,112,155
                                                                                              ---------------
              Total accumulated earnings--net ............................................                             76,219,781
                                                                                                                  ---------------
              Net assets .................................................................                        $ 2,537,863,028
                                                                                                                  ===============
=================================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------------------
              Class A--Based on net assets of $484,161,582 and 21,773,466 shares outstanding                      $         22.24
                                                                                                                  ===============
              Class B--Based on net assets of $811,966,626 and 39,714,893 shares outstanding                      $         20.44
                                                                                                                  ===============
              Class C--Based on net assets of $419,666,205 and 20,960,233 shares outstanding                      $         20.02
                                                                                                                  ===============
              Class I--Based on net assets of $821,974,756 and 36,661,799 shares outstanding                      $         22.42
                                                                                                                  ===============
              Class R--Based on net assets of $93,859 and 4,559 shares outstanding .......                        $         20.59
                                                                                                                  ===============

      See Notes to Financial Statements.


8       MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

Statement of Operations                 Merrill Lynch Small Cap Value Fund, Inc.

For the Six Months Ended September 30, 2003

=================================================================================================================================
Investment Income from the Trust--Net
---------------------------------------------------------------------------------------------------------------------------------
                   Net investment income allocated from the Trust:
                     Dividends (net of $4,000 foreign withholding tax) ...................                        $    10,088,106
                     Interest ............................................................                                884,640
                     Securities lending--net .............................................                                168,972
                     Expenses ............................................................                             (6,034,053)
                                                                                                                  ---------------
                   Net investment income from the Trust ..................................                              5,107,665
                                                                                                                  ---------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
                   Account maintenance and distribution fees--Class B ....................    $     3,834,686
                   Administration fees ...................................................          2,937,440
                   Account maintenance and distribution fees--Class C ....................          1,976,779
                   Transfer agent fees--Class B ..........................................          1,154,235
                   Transfer agent fees--Class A ..........................................          1,027,561
                   Transfer agent fees--Class C ..........................................            627,165
                   Transfer agent fees--Class I ..........................................            602,282
                   Account maintenance fees--Class A .....................................            548,726
                   Printing and shareholder reports ......................................            105,655
                   Registration fees .....................................................             72,124
                   Professional fees .....................................................             30,536
                   Directors' fees and expenses ..........................................             16,211
                   Account maintenance and distribution fees--Class R ....................                126
                   Transfer agent fees--Class R ..........................................                 63
                   Other .................................................................             11,957
                                                                                              ---------------
                   Total expenses ........................................................                             12,945,546
                                                                                                                  ---------------
                   Investment loss--net ..................................................                             (7,837,881)
                                                                                                                  ---------------
=================================================================================================================================
Realized & Unrealized Gain from the Trust--Net
---------------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments from the Trust--net ......................                             26,675,626
                   Change in unrealized appreciation/depreciation on investments
                   from the Trust--net ...................................................                            549,531,243
                                                                                                                  ---------------
                   Total realized and unrealized gain from the Trust--net ................                            576,206,869
                                                                                                                  ---------------
                   Net Increase in Net Assets Resulting from Operations ..................                        $   568,368,988
                                                                                                                  ===============

      See Notes to Financial Statements.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003     9

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets     Merrill Lynch Small Cap Value Fund, Inc.

                                                                                                For the Six            For the
                                                                                                Months Ended         Year Ended
                                                                                                September 30,         March 31,
Increase (Decrease) in Net Assets:                                                                  2003                2003
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
                   Investment loss--net ..................................................    $    (7,837,881)    $   (19,204,943)
                   Realized gain (loss) on investments from the Trust--net ...............         26,675,626         (43,800,828)
                   Change in unrealized appreciation/depreciation on investments from
                   the Trust--net ........................................................        549,531,243        (867,812,951)
                                                                                              -----------------------------------
                   Net increase (decrease) in net assets resulting from operations .......        568,368,988        (930,818,722)
                                                                                              -----------------------------------
=================================================================================================================================
Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net:
                      Class A ............................................................                 --          (9,542,568)
                      Class B ............................................................                 --         (19,140,828)
                      Class C ............................................................                 --         (10,955,515)
                      Class I ............................................................                 --         (24,530,377)
                                                                                              -----------------------------------
                   Net decrease in net assets resulting from distributions to shareholders                 --         (64,169,288)
                                                                                              -----------------------------------
=================================================================================================================================
Capital Share Transactions
---------------------------------------------------------------------------------------------------------------------------------
                   Net increase (decrease) in net assets derived from capital share
                   transactions ..........................................................         39,537,170        (310,974,611)
                                                                                              -----------------------------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets ...............................        607,906,158      (1,305,962,621)
                   Beginning of period ...................................................      1,929,956,870       3,235,919,491
                                                                                              -----------------------------------
                   End of period* ........................................................    $ 2,537,863,028     $ 1,929,956,870
                                                                                              ===================================
                     *Accumulated investment loss--net ...................................    $    (7,837,881)                 --
                                                                                              ===================================

      See Notes to Financial Statements


10      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

Financial Highlights                    Merrill Lynch Small Cap Value Fund, Inc.

                                                                                            Class A++++
                                                                ------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended               For the Year Ended March 31,
                                                                September 30,   --------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2003          2003          2002         2001@@        2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...............  $  17.15      $  24.45      $  19.73      $  22.80      $  16.19
                                                                  ----------------------------------------------------------------
            Investment loss--net+ ..............................      (.04)         (.09)         (.07)           --@@@       (.07)
            Realized and unrealized gain (loss) from investments
              and from the Trust--net ..........................      5.13         (6.73)         6.08          1.23          8.82
                                                                  ----------------------------------------------------------------
            Total from investment operations ...................      5.09         (6.82)         6.01          1.23          8.75
                                                                  ----------------------------------------------------------------
            Less distributions from realized gain on investments
              and from the Trust--net ..........................        --          (.48)        (1.29)        (4.30)        (2.14)
                                                                  ----------------------------------------------------------------
            Net asset value, end of period .....................  $  22.24      $  17.15      $  24.45      $  19.73      $  22.80
                                                                  ================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .................     29.68%@      (28.09%)       31.17%         6.11%        56.98%
                                                                  ================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses++ .........................................      1.30%*        1.33%         1.25%         1.30%         1.33%
                                                                  ================================================================
            Investment loss--net ...............................      (.36%)*       (.48%)        (.30%)        (.02%)        (.37%)
                                                                  ================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...........  $484,161      $347,736      $467,733      $198,094      $151,650
                                                                  ================================================================
            Portfolio turnover .................................     34.22%+++     68.27%+++     54.14%+++     42.30%@@@@    89.18%
                                                                  ================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Includes the Fund's share of the Trust's allocated expenses.
+++   Portfolio turnover for the Trust.
++++  Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
@     Aggregate total investment return.
@@ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
@@@   Amount is less than $(.01) per share.
@@@@ Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.

      See Notes to Financial Statements.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003    11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)        Merrill Lynch Small Cap Value Fund, Inc.

                                                                                              Class B
                                                                ------------------------------------------------------------------
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.          Months Ended             For the Year Ended March 31,
                                                                September 30,  ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2003           2003          2002          2001@@         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of period ...............  $  15.82      $  22.74     $    18.44      $  21.59      $  15.37
                                                                 -----------------------------------------------------------------
           Investment loss--net+ ..............................      (.11)         (.23)          (.22)         (.15)         (.21)
           Realized and unrealized gain (loss) from investments
             and from the Trust--net ..........................      4.73         (6.25)          5.67          1.15          8.35
                                                                 -----------------------------------------------------------------
           Total from investment operations ...................      4.62         (6.48)          5.45          1.00          8.14
                                                                 -----------------------------------------------------------------
           Less distributions from realized gain on investments
             and from the Trust--net ..........................        --          (.44)         (1.15)        (4.15)        (1.92)
                                                                 -----------------------------------------------------------------
           Net asset value, end of period .....................  $  20.44      $  15.82     $    22.74      $  18.44      $  21.59
                                                                 =================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share .................    29.20%@       (28.70%)        30.22%         5.26%        55.72%
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
           Expenses++ .........................................      2.08%*        2.10%          2.01%         2.06%         2.11%
                                                                 =================================================================
           Investment loss--net ...............................     (1.13%)*      (1.26%)        (1.04%)        (.75%)       (1.14%)
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of period (in thousands) ...........  $811,967      $640,017     $1,003,961      $563,316      $511,780
                                                                 =================================================================
           Portfolio turnover .................................     34.22%+++     68.27%+++      54.14%+++     42.30%@@@     89.18%
                                                                 =================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Includes the Fund's share of the Trust's allocated expenses.
+++   Portfolio turnover for the Trust.
@     Aggregate total investment return.
@@ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
@@@ Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.

      See Notes to Financial Statements.


12      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

Financial Highlights (continued)        Merrill Lynch Small Cap Value Fund, Inc.

                                                                                                Class C
                                                                ------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended                For the Year Ended March 31,
                                                                September 30,  ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2003          2003           2002         2001@@         2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of period ...............  $  15.50      $  22.30       $  18.13       $  21.32     $  15.21
                                                                 ----------------------------------------------------------------
           Investment loss--net+ ..............................      (.11)         (.23)          (.23)          (.15)        (.21)
           Realized and unrealized gain (loss) from investments
             and from the Trust--net ..........................      4.63         (6.13)          5.58           1.14         8.25
                                                                 ----------------------------------------------------------------
           Total from investment operations ...................      4.52         (6.36)          5.35            .99         8.04
                                                                 ----------------------------------------------------------------
           Less distributions from realized gain on investments
             and from the Trust--net ..........................        --          (.44)         (1.18)         (4.18)       (1.93)
                                                                 ----------------------------------------------------------------
           Net asset value, end of period .....................  $  20.02      $  15.50       $  22.30       $  18.13     $  21.32
                                                                 ================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share .................     29.16%@      (28.69%)        30.23%          5.29%       56.98%
                                                                 ================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
           Expenses++ .........................................      2.10%*        2.12%          2.02%          2.08%        2.12%
                                                                 ================================================================
           Investment loss--net ...............................     (1.15%)*      (1.27%)        (1.11%)         (.75%)      (1.16%)
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of period (in thousands) ...........  $419,666      $334,720       $504,537       $140,610     $ 67,390
                                                                 ================================================================
           Portfolio turnover .................................     34.22%+++     68.27%+++      54.14%+++      42.30%@@@    89.18%
                                                                 ================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Includes the Fund's share of the Trust's allocated expenses.
+++   Portfolio turnover for the Trust.
@     Aggregate total investment return.
@@ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
@@@ Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.

      See Notes to Financial Statements.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003    13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)        Merrill Lynch Small Cap Value Fund, Inc.

                                                                                             Class I@@@
                                                               -------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.         Months Ended                For the Year Ended March 31,
                                                               September 30,   ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2003          2003           2002         2001@@          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of period ...............  $  17.27      $  24.58     $    19.81      $  22.87      $  16.27
                                                                 -----------------------------------------------------------------
           Investment income (loss)--net+ .....................      (.01)         (.05)          (.01)          .06          (.02)
           Realized and unrealized gain (loss) from investments
             and from the Trust--net ..........................      5.16         (6.77)          5.84          1.23          8.84
                                                                 -----------------------------------------------------------------
           Total from investment operations ...................      5.15         (6.82)          5.83          1.29          8.82
                                                                 -----------------------------------------------------------------
           Less distributions from realized gain on investments
             and from the Trust--net ..........................        --          (.49)         (1.06)        (4.35)        (2.22)
                                                                 -----------------------------------------------------------------
           Net asset value, end of period .....................  $  22.42      $  17.27     $    24.58      $  19.81      $  22.87
                                                                 =================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share .................     29.82%@      (27.93%)        31.56%         6.39%        57.29%
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
           Expenses++ .........................................      1.05%*        1.07%           .99%         1.04%         1.08%
                                                                 =================================================================
           Investment income (loss)--net ......................      (.11%)*       (.24%)         (.03%)         .27%         (.12%)
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of period (in thousands) ...........  $821,975      $607,484     $1,259,688      $648,806      $491,855
                                                                 =================================================================
           Portfolio turnover .................................     34.22%+++     68.27%+++      54.14%+++     42.30%@@@@    89.18%
                                                                 =================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Includes the Fund's share of the Trust's allocated expenses.
+++   Portfolio turnover for the Trust.
@     Aggregate total investment return.
@@ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
@@@   Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
@@@@ Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.

      See Notes to Financial Statements.


14      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

Financial Highlights (concluded)        Merrill Lynch Small Cap Value Fund, Inc.

                                                                                                Class R
                                                                                    --------------------------------
                                                                                     For the Six      For the Period
The following per share data and ratios have been derived                           Months Ended        February 4,
from information provided in the financial statements.                              September 30,        2003+ to
Increase (Decrease) in Net Asset Value:                                                 2003          March 31, 2003
====================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period .....................          $15.87             $16.12
                                                                                    --------------------------------
                   Investment loss--net++ ...................................            (.08)                --@@@
                   Realized and unrealized gain (loss) from the Trust--net ..            4.80               (.25)
                                                                                    --------------------------------
                   Total from investment operations .........................            4.72               (.25)
                                                                                    --------------------------------
                   Net asset value, end of period ...........................          $20.59             $15.87
                                                                                    ================================
====================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .......................           29.74%@            (1.55%)@
                                                                                    ================================
====================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------
                   Expenses+++ ..............................................            1.57%*             1.66%*
                                                                                    ================================
                   Investment loss--net .....................................            (.67%)*            (.65%)*
                                                                                    ================================
====================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) .................          $   94                 --@@
                                                                                    ================================
                   Portfolio turnover for the Trust (for the six months ended
                     September 30, 2003 and the year ended March 31, 2003) ..           34.22%             68.27%
                                                                                    ================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Trust's allocated expenses.
@     Aggregate total investment return.
@@    Amount is less than $1,000.
@@@   Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003    15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements           Merrill Lynch Small Cap Value Fund, Inc.

1. Significant Accounting Policies:

Merrill Lynch Small Cap Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at September 30, 2003 was 100%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Trust are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.


16      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

                                        Merrill Lynch Small Cap Value Fund, Inc.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ................................               .25%             --
Class B ................................               .25%            .75%
Class C ................................               .25%            .75%
Class R ................................               .25%            .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended September 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $  7,472              $104,980
Class I ............................              $    460              $  6,627
--------------------------------------------------------------------------------

For the six months ended September 30, 2003, MLPF&S received contingent deferred sales charges of $430,933 and $22,760 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $816 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $39,537,170 and $(310,974,611) for the six months ended September 30, 2003 and for the year ended March 31, 2003, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended September 30, 2003+                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          3,659,087       $  77,049,087
Automatic conversion of shares .........          1,033,874          21,262,887
                                               --------------------------------
Total issued ...........................          4,692,961          98,311,974
Shares redeemed ........................         (3,201,522)        (67,304,631)
                                               --------------------------------
Net increase ...........................          1,491,439       $  31,007,343
                                               ================================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended March 31, 2003+                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          7,113,921       $ 140,002,212
Shares issued resulting from
  reorganization .......................             44,223             788,841
Automatic conversion of shares .........          2,023,816          39,382,479
Shares issued to shareholders
  in reinvestment of distributions .....            471,048           8,893,386
                                               --------------------------------
Total issued ...........................          9,653,008         189,066,918
Shares redeemed ........................         (8,498,543)       (161,172,605)
                                               --------------------------------
Net increase ...........................          1,154,465       $  27,894,313
                                               ================================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended September 30, 2003                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,222,282       $ 100,361,725
Automatic conversion of shares .........         (1,122,096)        (21,262,887)
Shares redeemed ........................         (4,829,101)        (92,474,009)
                                               --------------------------------
Net decrease ...........................           (728,915)      $ (13,375,171)
                                               ================================


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003    17

[LOGO] Merrill Lynch Investment Managers

                                        Merrill Lynch Small Cap Value Fund, Inc.

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended March 31, 2003                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         12,726,102       $ 235,585,486
Shares issued resulting from
  reorganization .......................            272,294           4,484,073
Shares issued to shareholders
  in reinvestment of distributions .....          1,016,001          17,800,329
                                               --------------------------------
Total issued ...........................         14,014,397         257,869,888
Automatic conversion of shares .........         (2,183,866)        (39,382,479)
Shares redeemed ........................        (15,534,931)       (275,176,509)
                                               --------------------------------
Net decrease ...........................         (3,704,400)      $ (56,689,100)
                                               ================================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended September 30, 2003                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,797,271       $  34,434,441
Shares redeemed ........................         (2,433,371)        (45,209,903)
                                               --------------------------------
Net decrease ...........................           (636,100)      $ (10,775,462)
                                               ================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended March 31, 2003                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,995,271       $ 135,585,916
Shares issued resulting from
  reorganization .......................             43,650             704,020
Shares issued to shareholders
  in reinvestment of distributions .....            590,989          10,141,373
                                               --------------------------------
Total issued ...........................          7,629,910         146,431,309
Shares redeemed ........................         (8,659,865)       (148,426,789)
                                               --------------------------------
Net decrease ...........................         (1,029,955)      $  (1,995,480)
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended September 30, 2003+                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,854,702       $ 145,244,723
Shares redeemed ........................         (5,377,946)       (112,653,115)
                                               --------------------------------
Net increase ...........................          1,476,756       $  32,591,608
                                               ================================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended March 31, 2003+                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         15,518,137       $ 316,638,867
Shares issued resulting from
  reorganization .......................                781              14,033
Shares issued to shareholders
  in reinvestment of distributions .....          1,237,024          23,478,724
                                               --------------------------------
Total issued ...........................         16,755,942         340,131,624
Shares redeemed ........................        (32,825,635)       (620,316,068)
                                               --------------------------------
Net decrease ...........................        (16,069,693)      $(280,184,444)
                                               ================================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                      Dollar
Ended September 30, 2003                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................              6,116       $     122,260
Shares redeemed ........................             (1,563)            (33,408)
                                               --------------------------------
Net increase ...........................              4,553       $      88,852
                                               ================================

-------------------------------------------------------------------------------
Class R Shares for the Period                                          Dollar
Feb. 5, 2003+ to March 31, 2003                    Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................                  6       $         100
                                               --------------------------------
Net increase ...........................                  6       $         100
                                               ================================
+     Commencement of operations.

5. Capital Loss Carryforward:

On March 31, 2003, the Fund had a net capital loss carryforward of $22,220,268, of which $258,440 expires in 2009, $515,628 expires in 2010, and $21,446,200 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


18      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

Schedule of Investments                             Master Small Cap Value Trust

                                                                                                             Value        Percent of
Industry*                          Shares Held      Common Stocks                                      (in U.S. dollars)  Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense                    378,600      Precision Castparts Corp.                             $ 13,288,860        0.5%
                                     1,132,800      Raytheon Company                                        31,718,400        1.3
                                     1,534,900    + Triumph Group, Inc. (a)                                 45,740,020        1.8
                                                                                                          -----------------------
                                                                                                            90,747,280        3.6
------------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics              1,825,200      CNF Transportation Inc.                                 58,497,660        2.3
------------------------------------------------------------------------------------------------------------------------------------
Auto Components                        399,600    + American Axle & Manufacturing Holdings, Inc.            11,820,168        0.5
                                           900      Intermet Corporation                                         3,870        0.0
                                       638,000    + Shiloh Industries, Inc.                                  2,552,000        0.1
                                                                                                          -----------------------
                                                                                                            14,376,038        0.6
------------------------------------------------------------------------------------------------------------------------------------
Biotechnology                          768,200    + Applera Corporation--Celera Genomics Group               8,980,258        0.4
                                        83,600    + Charles River Laboratories International, Inc.           2,565,684        0.1
                                       307,181    + Diversa Corporation                                      2,380,653        0.1
                                     2,022,532    + Incyte Genomics, Inc.                                    9,323,872        0.4
                                     1,065,300    + Maxygen Inc.                                            10,866,060        0.4
                                       965,700    + Medarex, Inc.                                            5,726,601        0.2
                                       537,100    + Millennium Pharmaceuticals, Inc.                         8,265,969        0.3
                                       494,700    + Vertex Pharmaceuticals Incorporated                      6,084,810        0.2
                                     2,151,757    + Vical Incorporated (a)                                  12,523,226        0.5
                                                                                                          -----------------------
                                                                                                            66,717,133        2.6
------------------------------------------------------------------------------------------------------------------------------------
Building Products                      976,900      ElkCorp                                                 23,015,764        0.9
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets                      4,477,900    + Knight Trading Group, Inc.                              51,271,955        2.0
                                        56,800    + National Financial Partners Corporation                  1,533,600        0.1
                                                                                                          -----------------------
                                                                                                            52,805,555        2.1
------------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                       783,100      Bank of Hawaii Corporation                              26,296,498        1.0
                                     1,611,400      Banknorth Group, Inc.                                   45,473,708        1.8
                                       911,600      The Colonial BancGroup, Inc.                            13,163,504        0.5
                                       746,400      Compass Bancshares, Inc.                                25,810,512        1.0
                                     1,025,000      First Midwest Bancorp, Inc.                             30,452,750        1.2
                                                                                                          -----------------------
                                                                                                           141,196,972        5.5
------------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies         674,000    + Ambassadors International, Inc. (a)                      8,256,500        0.3
                                     1,191,000    + Cornell Companies, Inc. (a)                             19,591,950        0.8
                                       411,800      G & K Services, Inc. (Class A)                          14,413,000        0.6
                                       263,835    + On Assignment, Inc.                                      1,393,049        0.1
                                     2,094,300    + United Rentals, Inc.                                    33,697,287        1.3
                                       974,500    + Valassis Communications, Inc.                           25,726,800        1.0
                                                                                                          -----------------------
                                                                                                           103,078,586        4.1
------------------------------------------------------------------------------------------------------------------------------------
Communications Equipment               701,818    + Proxim Corporation (Class A)                             1,045,709        0.0
------------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering             489,900      Fluor Corporation                                       18,287,967        0.7
------------------------------------------------------------------------------------------------------------------------------------
Construction Materials                 819,300      Martin Marietta Materials, Inc.                         29,863,485        1.2
------------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging               1,853,400    + Smurfit-Stone Container Corporation                     27,763,932        1.1
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services       1,000,000      Financial Select Sector SPDR Fund (b)                   25,400,000        1.0
                                       387,700      iShares Russell 2000 Index Fund                         37,595,269        1.5
                                       340,100      iShares S&P SmallCap 600 Index Fund                     39,852,918        1.6
                                       130,900      S&P 500 Depositary Receipts (e)                         13,079,528        0.5
                                       336,900      S&P Mid-Cap 400 Depositary Receipts (c)                 31,459,722        1.2
                                                                                                          -----------------------
                                                                                                           147,387,437        5.8
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                 1,741,400    + Global Power Equipment Group Inc.                        9,177,178        0.4
------------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments   1,137,600    + Itron, Inc. (a)                                         22,831,632        0.9
                                       892,010    + Nu Horizons Electronics Corp. (a)                        7,769,407        0.3
                                     2,166,600    + Paxar Corporation (a)                                   27,732,480        1.1
                                     1,866,100    + Tech Data Corporation                                   57,569,185        2.3
                                                                                                          -----------------------
                                                                                                           115,902,704        4.6
------------------------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003    19

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                 Master Small Cap Value Trust

                                                                                                             Value        Percent of
Industry*                          Shares Held      Common Stocks                                      (in U.S. dollars)  Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Service             420,000      Diamond Offshore Drilling, Inc.                       $  8,022,000        0.3%
                                       400,000      Energy Select Sector SPDR Fund                           9,620,000        0.4
                                       542,200    + FMC Technologies, Inc.                                  11,613,924        0.5
                                     1,759,700    + Key Energy Services, Inc.                               16,981,105        0.7
                                       499,300    + National-Oilwell, Inc.                                   9,057,302        0.3
                                       200,000      Oil Service HOLDRs Trust (d)                            11,504,000        0.4
                                                                                                          -----------------------
                                                                                                            66,798,331        2.6
------------------------------------------------------------------------------------------------------------------------------------
Food Products                          789,100    + Chiquita Brands International, Inc.                     13,967,070        0.6
                                       897,300      Corn Products International, Inc.                       28,579,005        1.1
                                     2,513,100      Interstate Bakeries Corporation (a)                     37,696,500        1.5
                                     1,786,800    + Smithfield Foods, Inc.                                  34,306,560        1.3
                                                                                                          -----------------------
                                                                                                           114,549,135        4.5
------------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies       365,500      Bausch & Lomb Incorporated                              16,136,825        0.6
                                       450,400    + CTI Molecular Imaging, Inc.                              6,652,408        0.3
                                       130,600    + DJ Orthopedics Incorporated                              1,821,870        0.1
                                       439,800    + Intuitive Surgical, Inc.                                 7,335,864        0.3
                                       566,900      Mentor Corporation                                      12,925,320        0.5
                                     1,049,900    + Wright Medical Group, Inc.                              26,541,472        1.0
                                       142,100    + Zoll Medical Corporation                                 4,554,305        0.2
                                                                                                          -----------------------
                                                                                                            75,968,064        3.0
------------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services     2,867,500      Hooper Holmes, Inc.                                     19,068,875        0.7
                                       282,800      Owens & Minor, Inc.                                      6,815,480        0.3
                                     3,645,500    + WebMD Corporation                                       32,517,860        1.3
                                                                                                          -----------------------
                                                                                                            58,402,215        2.3
------------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure          697,755    + Ambassadors Group, Inc. (a)                             11,868,813        0.4
                                       146,100      Bob Evans Farms, Inc.                                    3,902,331        0.1
                                       639,240      Dover Downs Gaming & Entertainment, Inc. (a)             5,254,553        0.2
                                     1,133,400      Dover Motorsports, Inc. (a)                              4,261,584        0.2
                                     2,396,700    + La Quinta Corporation                                   14,931,441        0.6
                                       576,000      Mandalay Resort Group                                   22,815,360        0.9
                                       448,000      Outback Steakhouse, Inc.                                16,965,760        0.7
                                                                                                          -----------------------
                                                                                                            79,999,842        3.1
------------------------------------------------------------------------------------------------------------------------------------
IT Services                          1,343,400    + American Management Systems, Incorporated               17,128,350        0.7
                                     2,397,000    + Convergys Corporation                                   43,960,980        1.7
                                       338,600    + MAXIMUS, Inc.                                           11,664,770        0.4
                                       690,500      Sabre Holdings Corporation                              14,838,845        0.6
                                                                                                          -----------------------
                                                                                                            87,592,945        3.4
------------------------------------------------------------------------------------------------------------------------------------
Insurance                               80,700      American National Insurance Company                      6,863,535        0.3
                                       390,018      Presidential Life Corporation                            5,900,972        0.2
                                     1,749,300      Protective Life Corporation                             52,216,605        2.1
                                                                                                          -----------------------
                                                                                                            64,981,112        2.6
------------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail              105,400    + RedEnvelope Inc.                                         1,475,600        0.1
------------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services         1,151,990    + Commerce One, Inc.                                       2,891,495        0.1
                                     2,386,230    + EarthLink, Inc.                                         19,638,673        0.8
                                     2,596,300    + Entrust Technologies Inc.                               12,747,833        0.5
                                     2,349,400    + SeeBeyond Technology Corporation                         6,014,464        0.2
                                    18,599,117    + Vignette Corporation                                    42,777,969        1.7
                                       360,200    + Vitria Technology, Inc.                                  1,819,010        0.1
                                     1,598,900    + webMethods, Inc.                                        12,759,222        0.5
                                                                                                          -----------------------
                                                                                                            98,648,666        3.9
------------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products         1,327,000      Callaway Golf Company                                   18,936,290        0.8
                                       482,800      The Nautilus Group, Inc.                                 6,092,936        0.2
                                                                                                          -----------------------
                                                                                                            25,029,226        1.0
------------------------------------------------------------------------------------------------------------------------------------


20      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

Schedule of Investments (continued)                 Master Small Cap Value Trust

                                                                                                             Value        Percent of
Industry*                          Shares Held      Common Stocks                                      (in U.S. dollars)  Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Machinery                              153,677      BHA Group Holdings, Inc.                               $ 3,651,365        0.1%
                                     1,149,400      Kaydon Corp.                                            27,286,756        1.1
                                     1,313,800      Reliance Steel & Aluminum Co.                           29,153,222        1.1
                                     1,144,500    + Wolverine Tube, Inc. (a)                                 4,841,235        0.2
                                                                                                          -----------------------
                                                                                                            64,932,578        2.5
------------------------------------------------------------------------------------------------------------------------------------
Media                                2,265,900    + APAC Customer Services Inc.                              5,664,750        0.2
                                       572,000      Harte-Hanks, Inc.                                       10,547,680        0.4
                                     4,433,500    + Paxson Communications Corporation (a)                   21,990,160        0.9
                                     2,445,800      The Reader's Digest Association, Inc. (Class A)         34,216,742        1.3
                                                                                                          -----------------------
                                                                                                            72,419,332        2.8
------------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                        396,800    + A.M. Castle & Company                                    1,761,792        0.1
                                     1,003,700      Gibraltar Steel Corporation (a)                         22,121,548        0.9
                                       767,400      Quanex Corporation                                      25,784,640        1.0
                                     1,085,681      Ryerson Tull, Inc.                                       8,468,312        0.3
                                       759,800    + Steel Dynamics, Inc.                                    11,503,372        0.4
                                                                                                          -----------------------
                                                                                                            69,639,664        2.7
------------------------------------------------------------------------------------------------------------------------------------
Oil & Gas                              539,900      Noble Energy, Inc.                                      20,678,170        0.8
                                       759,391    + Plains Exploration & Production Company                  9,469,606        0.4
                                       847,691    + Plains Resources Inc.                                   10,553,753        0.4
                                       397,800    + Stone Energy Corporation                                14,034,384        0.6
                                       236,000      Vintage Petroleum, Inc.                                  2,567,680        0.1
                                                                                                          -----------------------
                                                                                                            57,303,593        2.3
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products              1,139,000      Boise Cascade Corporation                               31,436,400        1.3
                                       954,100    + Mercer International, Inc. (a)                           5,848,633        0.2
                                                                                                          -----------------------
                                                                                                            37,285,033        1.5
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                         19,600      Medicis Pharmaceutical (Class A)                         1,148,560        0.0
                                       335,736    + Noven Pharmaceuticals, Inc.                              3,827,390        0.2
                                                                                                          -----------------------
                                                                                                             4,975,950        0.2
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                            541,000      Brandywine Realty Trust                                 13,898,290        0.6
                                       253,000      Camden Property Trust                                    9,722,790        0.4
                                       210,400    + Corrections Corporation of America                       5,190,568        0.2
                                       188,900      Crescent Real Estate Equities Company                    2,739,050        0.1
                                     1,072,393      Trizec Properties, Inc.                                 13,147,538        0.5
                                                                                                          -----------------------
                                                                                                            44,698,236        1.8
------------------------------------------------------------------------------------------------------------------------------------
Road & Rail                            602,900      CSX Corporation                                         17,634,825        0.7
                                     2,549,800    + Kansas City Southern Industries, Inc.                   28,226,286        1.1
                                                                                                          -----------------------
                                                                                                            45,861,111        1.8
------------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor         364,800    + AMIS Holdings, Inc.                                      6,734,208        0.3
Equipment                              437,300    + AXT, Inc.                                                1,088,877        0.1
                                       222,100    + Actel Corp.                                              5,323,737        0.2
                                     2,136,300    + Applied Micro Circuits Corporation                      10,403,781        0.4
                                       484,728    + IXYS Corporation                                         4,541,901        0.2
                                       111,200    + Mattson Technology, Inc.                                 1,007,472        0.0
                                        45,400    + Sigmatel Incorporated                                      935,694        0.0
                                                                                                          -----------------------
                                                                                                            30,035,670        1.2
------------------------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003    21

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                 Master Small Cap Value Trust

                                                                                                             Value        Percent of
Industry*                          Shares Held      Common Stocks                                      (in U.S. dollars)  Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Software                               911,496    + Ascential Software Corporation                       $  16,890,021        0.7%
                                     1,086,500    + Aspen Technology, Inc.                                   4,237,350        0.2
                                     2,378,600    + Compuware Corporation                                   12,749,296        0.5
                                     7,251,710    + E.piphany, Inc. (a)                                     36,186,033        1.4
                                        95,042    + EXE Technologies, Inc.                                     670,046        0.0
                                       149,600    + FileNET Corporation                                      3,002,472        0.1
                                     2,376,000    + i2 Technologies, Inc.                                    3,017,520        0.1
                                       191,253    + InterVoice-Brite, Inc.                                   1,709,802        0.1
                                       356,000    + NetIQ Corporation                                        4,250,640        0.2
                                     1,162,000    + Nuance Communications Inc.                               6,727,980        0.3
                                    16,420,400    + Parametric Technology Corporation (a)                   51,231,648        2.0
                                       825,620    + QRS Corporation (a)                                      7,017,770        0.3
                                     1,083,400    + Wind River Systems, Inc.                                 6,164,546        0.2
                                                                                                         ------------------------
                                                                                                           153,855,124        6.1
------------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                       316,600    + Abercrombie & Fitch Co. (Class A)                        8,772,986        0.3
                                     1,634,900    + American Eagle Outfitters, Inc.                         24,294,614        1.0
                                       742,500    + Charlotte Russe Holding Inc.                             7,640,325        0.3
                                       311,000    + Electronics Boutique Holdings Corp.                      8,885,270        0.4
                                     2,663,900      Foot Locker, Inc.                                       43,155,180        1.7
                                       545,100    + Linens `n Things, Inc.                                  12,962,478        0.5
                                       382,600    + The Men's Wearhouse, Inc.                                9,813,690        0.4
                                       456,700      Pier 1 Imports, Inc.                                     8,786,908        0.3
                                       963,100      The Talbots, Inc.                                       33,564,035        1.3
                                                                                                         ------------------------
                                                                                                           157,875,486        6.2
------------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods       779,200    + Unifi, Inc.                                              3,740,160        0.1
------------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance           2,340,100      Sovereign Bancorp, Inc.                                 43,408,855        1.7
------------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors       823,200      Applied Industrial Technologies, Inc.                   16,356,984        0.7
                                     1,644,400      Watsco, Inc. (a)                                        31,424,484        1.2
                                                                                                         ------------------------
                                                                                                            47,781,468        1.9
------------------------------------------------------------------------------------------------------------------------------------
                                                    Total Common Stocks
                                                    (Cost--$2,292,008,641)                               2,407,120,796       94.8
------------------------------------------------------------------------------------------------------------------------------------

                                                    Preferred Stocks
------------------------------------------------------------------------------------------------------------------------------------
Personal Products                        1,317    + Adrien Arpel, Inc.                                               0        0.0
------------------------------------------------------------------------------------------------------------------------------------
                                                    Total Preferred Stocks (Cost--$0)                                0        0.0
------------------------------------------------------------------------------------------------------------------------------------


22      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

Schedule of Investments (concluded)                 Master Small Cap Value Trust

                          Beneficial Interest/                                                               Value        Percent of
                                   Shares Held      Short-Term Securities                              (in U.S. dollars)  Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                  $124,406,971      Merrill Lynch Liquidity Series, LLC Cash
                                                    Sweep Series I (f)                                  $  124,406,971        4.9%
                                  $232,632,855      Merrill Lynch Liquidity Series, LLC Money
                                                    Market Series (f)(g)                                   232,632,855        9.2
                                   125,263,845      Merrill Lynch Premier Institutional Fund (f)(g)        125,263,845        4.9
------------------------------------------------------------------------------------------------------------------------------------
                                                    Total Short-Term Securities
                                                    (Cost--$482,303,671)                                   482,303,671       19.0
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$2,774,312,312)                                                                 2,889,424,467      113.8

Liabilities in Excess of Other Assets                                                                     (349,664,026)     (13.8)
                                                                                                        -------------------------
Net Assets                                                                                              $2,539,760,441      100.0%
                                                                                                        =========================

+     Non-income producing security.
* For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a) Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      -----------------------------------------------------------------------------------------------------------------------------
                                                     Net Share          Purchase           Sales          Realized         Dividend
      Affiliate                                      Activity             Cost              Cost         Gain (Loss)        Income
      -----------------------------------------------------------------------------------------------------------------------------
      Ambassadors Group, Inc.                          (10,100)                 --       $  101,249     $     78,257           +
      Ambassadors International, Inc.                 (208,800)                 --       $1,727,412     $    640,946           +
      Cornell Companies, Inc.                        1,191,000         $17,674,212               --               --           +
      Dover Downs Gaming & Entertainment, Inc.         (86,000)                 --       $  931,925     $   (135,064)      $ 70,854
      Dover Motorsports, Inc.                               --                  --               --               --       $ 22,668
      E.piphany, Inc.                                  159,100         $ 3,783,956       $4,023,905     $   (508,946)          +
      Gibraltar Steel Corporation                      170,600         $ 2,985,544               --               --       $ 77,060
      Interstate Bakeries Corporation                  378,200         $ 6,802,129       $4,316,419     $   (353,942)      $339,584
      Itron, Inc.                                    1,137,600         $23,523,387               --               --           +
      Mercer International, Inc.                      (163,400)           $ 11,159       $1,728,465     $   (877,909)          +
      Nu Horizons Electronics Corp.                   (260,500)                 --       $2,732,042     $   (716,479)          +
      Parametric Technology Corporation                533,000         $ 2,512,730       $1,893,027     $ (1,099,400)          +
      Paxar Corporation                                 85,100         $ 7,596,366       $9,145,605     $   (504,112)          +
      Paxson Communications Corporation                611,600         $ 3,136,847               --               --           +
      QRS Corporation                                  (53,600)        $ 3,189,354       $7,866,533     $ (2,520,087)          +
      Triumph Group, Inc.                              195,200         $ 5,930,110               --               --           +
      Vical Incorporated                               239,300           $ 869,938               --               --           +
      Watsco, Inc.                                    (431,900)          $ 106,675       $5,353,379     $  1,402,571       $145,380
      Wolverine Tube, Inc.                                  --                  --               --               --           +
      -----------------------------------------------------------------------------------------------------------------------------

      +     Non-income producing security.

(b) Represents ownership in Financial Select Sector SPDR Fund, registered in the United States. The investment objective of the Financial Select Sector SPDR Fund is to provide investment results that correspond to the performance of The Financial Select Sector Trust.
(c) Represents ownership in Mid Cap SPDR Trust, a registered unit investment trust. The investment objective of the Mid Cap SPDR Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component.
(d) Represents ownership in Oil Services HOLDRs Trust. The Oil Services HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the oil service industry.
(e) Represents ownership in S&P 500 SPDR Trust, a registered unit investment trust. The investment objective of the S&P 500 SPDR Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stock.
(f) Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Dividend/
                                                                                                       Net               Interest
      Affiliate                                                                                     Activity              Income
      ----------------------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweeps Series I                                     $35,685,688           $883,564
      Merrill Lynch Liquidity Series, LLC Money Market Series                                      $86,496,435           $106,282
      Merrill Lynch Premier Institutional Fund                                                      27,839,565           $ 62,690
      ----------------------------------------------------------------------------------------------------------------------------

(g)   Security was purchased with the cash proceeds from securities loans.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003    23

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities                 Master Small Cap Value Trust

As of September 30, 2003

=================================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (including securities loaned of $344,206,011)
                   (identified cost--$2,774,312,312) .....................................                        $ 2,889,424,467
                   Cash ..................................................................                              5,382,592
                   Receivables:
                      Securities sold ....................................................    $    29,608,356
                      Contributions ......................................................          3,043,766
                      Dividends ..........................................................          1,766,098
                      Interest ...........................................................            151,601
                      Securities lending--net ............................................             45,788          34,615,609
                                                                                              ---------------
                   Prepaid expenses ......................................................                                 13,226
                                                                                                                  ---------------
                   Total assets ..........................................................                          2,929,435,894
                                                                                                                  ---------------
=================================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------------
                   Collateral on securities loaned, at value .............................                            357,896,700
                   Payables:
                      Securities purchased ...............................................         21,366,581
                      Withdrawals ........................................................         10,135,242
                      Investment adviser .................................................            132,124
                      Other affiliates ...................................................             29,922          31,663,869
                                                                                              ---------------
                   Accrued expenses ......................................................                                114,884
                                                                                                                  ---------------
                   Total liabilities .....................................................                            389,675,453
                                                                                                                  ---------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Net assets ............................................................                        $ 2,539,760,441
                                                                                                                  ===============
=================================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------------
                   Investors' capital ....................................................                        $ 2,424,648,286
                   Unrealized appreciation on investments--net ...........................                            115,112,155
                                                                                                                  ---------------
                   Net assets ............................................................                        $ 2,539,760,441
                                                                                                                  ===============

      See Notes to Financial Statements.


24      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

Statement of Operations                             Master Small Cap Value Trust

For the Six Months Ended September 30, 2003

=================================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
                   Dividends (net of $4,000 foreign withholding tax) .....................                        $    10,088,106
                   Interest ..............................................................                                884,640
                   Securities lending--net ...............................................                                168,972
                                                                                                                  ---------------
                   Total income ..........................................................                             11,141,718
                                                                                                                  ---------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..............................................    $     5,604,674
                   Accounting services ...................................................            263,167
                   Custodian fees ........................................................             76,023
                   Professional fees .....................................................             35,569
                   Trustees' fees and expenses ...........................................             25,428
                   Printing and shareholder reports ......................................              3,478
                   Pricing fees ..........................................................                314
                   Other .................................................................             25,400
                                                                                              ---------------
                   Total expenses ........................................................                              6,034,053
                                                                                                                  ---------------
                   Investment income--net ................................................                              5,107,665
                                                                                                                  ---------------
=================================================================================================================================
Realized & Unrealized Gain on Investments--Net
---------------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net .....................................                             26,675,626
                   Change in unrealized appreciation/depreciation on investments--net ....                            549,531,243
                                                                                                                  ---------------
                   Total realized and unrealized gain on investments--net ................                            576,206,869
                                                                                                                  ---------------
                   Net Increase in Net Assets Resulting from Operations ..................                        $   581,314,534
                                                                                                                  ===============

      See Notes to Financial Statements.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003    25

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets                 Master Small Cap Value Trust

                                                                                                 For the Six           For the
                                                                                                Months Ended         Year Ended
                                                                                                September 30,         March 31,
Increase (Decrease) in Net Assets:                                                                  2003                2003
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ................................................    $     5,107,665     $     8,089,276
                   Realized gain (loss) on investments--net ..............................         26,675,626         (44,447,915)
                   Change in unrealized appreciation/depreciation on investments--net ....        549,531,243        (870,204,527)
                                                                                              -----------------------------------
                   Net increase (decrease) in net assets resulting from operations .......        581,314,534        (906,563,166)
                                                                                              -----------------------------------
=================================================================================================================================
Capital Transactions
---------------------------------------------------------------------------------------------------------------------------------
                   Proceeds from contributions ...........................................        357,212,236         386,453,716
                   Fair value of withdrawals .............................................       (331,183,491)       (796,432,753)
                                                                                              -----------------------------------
                   Net increase (decrease) in net assets derived from capital transactions         26,028,745        (409,979,037)
                                                                                              -----------------------------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets ...............................        607,343,279      (1,316,542,203)
                   Beginning of period ...................................................      1,932,417,162       3,248,959,365
                                                                                              -----------------------------------
                   End of period .........................................................    $ 2,539,760,441     $ 1,932,417,162
                                                                                              ===================================

      See Notes to Financial Statements.


26      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

Financial Highlights                                Master Small Cap Value Trust

                                                                 For the                                                 For the
                                                               Six Months              For the Year Ended                Period
                                                                 Ended                      March 31,                Sept. 1, 2000+
The following ratios have been derived from                     Sept. 30,        -------------------------------      to March 31,
information provided in the financial statements                  2003              2003                2002              2001
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                   Total investment return ................          30.17%@          (27.31%)++           32.13%               --
                                                               ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Expenses ...............................            .51%*             .51%                .52%              .54%*
                                                               ===================================================================
                   Investment income--net .................            .43%*             .32%                .44%              .85%*
                                                               ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)    $ 2,539,760       $ 1,932,417         $ 3,248,959       $ 1,553,556
                                                               ===================================================================
                   Portfolio turnover .....................          34.22%            68.27%              54.14%            42.30%
                                                               ===================================================================

*     Annualized.
** Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.
++ FAM fully reimbursed the Trust for a loss on a transaction not meeting the Trust's investment guidelines, which had no impact on total return.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003    27

[LOGO] Merrill Lynch Investment Managers


Notes to Financial Statements                       Master Small Cap Value Trust

1. Significant Accounting Policies:

Master Small Cap Value Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of the Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Trust's Board of Trustees or by the investment adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Trust is authorized to write put and covered call options and purchase put and call options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


28      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

Notes to Financial Statements (continued)           Master Small Cap Value Trust

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Trust may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Income taxes -- The Trust is considered as a "pass through" entity for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003    29

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)           Master Small Cap Value Trust

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average net assets not exceeding $1 billion, .475% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and .45% of average daily net assets in excess of $1.5 billion.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of September 30, 2003, the Trust lent securities with a value of $19,308,254 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended September 30, 2003, MLIM, LLC received $166,309 in securities lending agent fees.

In addition, MLPF&S received $288,788 in commissions on the execution of portfolio security transactions for the Trust for the six months ended September 30, 2003.

For the six months ended September 30, 2003, the Trust reimbursed FAM $27,298 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2003 were $744,970,653 and $765,062,001, respectively.

Net realized gains for the six months ended September 30, 2003 and net unrealized gains as of September 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                  Gains                 Gains
--------------------------------------------------------------------------------
Long-term investments ..............          $ 26,675,626          $115,112,155
                                              ------------          ------------
Total ..............................          $ 26,675,626          $115,112,155
                                              ============          ============

As of September 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $81,307,256, of which $315,203,678 related to appreciated securities and $233,896,422 related to depreciated securities. At September 30, 2003, the aggregate cost of investments for Federal income tax purposes was $2,808,117,211.

4. Short-Term Borrowings:

The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investors' withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Trust did not borrow under the credit agreement during the six months ended September 30, 2003.


30      MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003

Officers and Directors/Trustees

Terry K. Glenn, President and Director/Trustee
Donald W. Burton, Director/Trustee
M. Colyer Crum, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Robert E. Doll, Jr., Senior Vice President
R. Elise Baum, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


        MERRILL LYNCH SMALL CAP VALUE FUND, INC.        SEPTEMBER 30, 2003    31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Small Cap Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10253 -- 9/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Small Cap Value Fund, Inc. and Master Small Cap Value
        Trust


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Small Cap Value Fund, Inc. and Master Small Cap Value Trust

        Date: November 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Small Cap Value Fund, Inc. and Master Small Cap Value Trust

        Date: November 21, 2003


        By: /s/ Donald C. Burke
            -------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Small Cap Value Fund, Inc. and Master Small Cap Value Trust

        Date: November 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.